UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

_________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 18, 2013

RELIABILITY INCORPORATED
(Exact name of registrant as specified in its charter)

Texas	000-7092	75-0868913
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

53 Forest Avenue, 1st Floor
Old Greenwich, Connecticut 06870
 (Address of principal executive offices)

Registrant's telephone number, including area code:
(203) 542-0235

N/A
(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 12, 2013 the Company submitted a Certificate of Amendment to the Restated Articles of Incorporation with the Office of the Texas Secretary of State to identify the directors as Jeffrey E. Eberwein, Jay Gottlieb, Greggory Schneider and Kyle Hartley, each with an address c/o Reliability, Inc., 53 Forest Avenue, Old Greenwich, Connecticut 06870.  The Certificate of Amendment was signed as of November 8, 2013 and was processed by the Office of the Texas Secretary of State on November 17, 2013. A copy of the Certificate of Amendment that was filed with the Office of the Texas Secretary of State is attached hereto as Exhibit 5.03.

Item 9.01.  Financial Statements and Exhibits.

Exhibits:

Exhibit No.          Description
5.03                      Certificate of Amendment to Articles of Incorporation, effective November 12, 2013

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RELIABILITY INCORPORATED (Registrant)
Date: November 18, 2013	By:	/s/ Jeffrey E. Eberwein
Name: Jeffrey E. Eberwein
Title: President and CEO

Exhibit Index

Exhibit No.          Description
5.03                      Certificate of Amendment to Articles of Incorporation, effective November 12, 2013